Property and equipment detail, textuals (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Property, Plant and Equipment [Line Items]
Additions in property, plant and equipment	$ 1,574	$ 575	$ 1,553
[PartiallyOwnedPropertiesMember]
Property, Plant and Equipment [Line Items]
Significant Acquisitions And Disposals Description	In December 2014, DSS acquired jointly with two other related entities, from unrelated individuals, a plot of land for an aggregate purchase price of €2.0 million or $2,489 (based on the exchange rate of $ to Euro as of the date of acquisition). DSS paid 1/3 of the purchase price amounting to $886, including additional purchase costs incurred. The plot is under the common ownership of the joint purchasers.
Land	2,489
[LandMember]
Property, Plant and Equipment [Line Items]
Additions in property, plant and equipment	$ 886